UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 7, 2026

ONCOTELIC THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21990	13-3679168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29397 Agoura Road, Suite 107

Agoura Hills, CA 91301

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code

(650) 635-7000

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbols	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 7 and 8, 2026, representatives of Oncotelic Therapeutics Inc. (the “Company”) presented information regarding its PDAOAI platform and hepatocellular carcinoma (“HCC”) research at Drug Discovery 2026 in Burlingame, California. The presentations, included as exhibits to this Current Report on Form 8-K, address the following:

- PDAOAI platform: Scott Myers, Product Manager, described the platform’s search and evidence-aggregation workflow, including its index of approximately 29 million PubMed abstracts and its use of Partitioned Literature Aggregation to analyze defined literature groups separately before combining findings.

- HCC research: Saran Saund, Chief Business Officer, presented a four-gene mTOR-related signature comprising FKBP1A, EIF4E, RRAGC, and PPARGC1A. The signature was associated with overall survival in an exploratory discovery analysis and an independent Japanese patient cohort. These retrospective findings do not establish that the signature predicts treatment benefit from everolimus, Sapu003, or other mTOR-directed therapies.

- BIO REBOOT: The presentations described an initiative inviting researchers and developers to propose therapeutic research projects using PDAOAI. Selected projects may qualify for startup funding and development support, subject to scientific review, available resources, and agreed terms.

Disclaimer.

The information in Section 8.01 of this Current Report on Form 8-K, including the information set forth in exhibits 99.1 and 99.2, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Presentation 1
99.2	Presentation 2
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oncotelic Therapeutics, Inc.

Date: October 13, 2026	By:	/s/ Vuong Trieu
Vuong Trieu, Ph. D., CEO